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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934





        Date of Report (date of earliest event reported): APRIL 19, 2001



                               COMMERCE ONE, INC.
             (Exact name of Registrant as specified in its charter)



   DELAWARE                        000-26453                   68-0322810
(State or other             (Commission File Number)        (I.R.S. Employer
jurisdiction of                                           Identification Number)
incorporation or
 organization)



                               4440 ROSEWOOD DRIVE
                              PLEASANTON, CA 94588
                    (Address of principal executive offices)

                                 (925) 520-6000
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

     On April 19, 2001, Commerce One, Inc. issued a press release announcing that the Board of Directors of Commerce One, Inc. approved the adoption of a Preferred Stock Rights Agreement. The press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


     (c)  Exhibit
          Number
          -------
          99.1       Commerce One, Inc. Press Release issued April 19, 2001.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COMMERCE ONE, INC.


Date:  April 19, 2001

                                    By:      /s/ Robert M. Tarkoff
                                             -------------------------
                                             Robert M. Tarkoff
                                             Senior Vice President, Worldwide
                                             Development, General Counsel and
                                             Secretary



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                                  EXHIBIT INDEX


Exhibit
Number
-------
99.1     Commerce One, Inc. Press Release issued April 19, 2001.








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